SSGA Active Trust

SPDR® Index Shares Funds

SPDR® Series Trust

The Select Sector SPDR® Trust

(collectively, the “Trusts”)

Supplement dated September 18, 2025 to the currently effective Prospectuses and Statements of

Additional Information (the “SAIs”), as each may be supplemented from time to time

Effective September 22, 2025 (the “Effective Date”), the principal business address for the Trusts, SSGA Funds Management, Inc., and State Street Global Advisors Funds Distributors, LLC (the “Principal Address”) will change. Accordingly, as of the Effective Date, all references to the Principal Address in the Prospectuses and SAIs are deleted and replaced as follows:

Principal Address prior to September 22, 2025	Principal Address as of September 22, 2025
One Iron Street Boston, MA 02110	One Congress Street Boston, MA 02114

This change in Principal Address will not result in any changes to the management of the Trusts or their series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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